Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is made as of the 13th day of June, 2014, between and among CITY OFFICE REIT OPERATING PARTNERSHIP, L.P., a Maryland limited partnership (“Parent Borrower”), the Subsidiary Credit Parties, KEYBANK NATIONAL ASSOCIATION (“KeyBank”), the other lending institutions which are parties to that certain Credit Agreement dated as of April 21, 2014 between Parent Borrower, the Subsidiary Credit Parties, KeyBank as administrative agent on behalf of the other lending institutions party thereto (“Agent”), and KEYBANC CAPITAL MARKETS as Sole Lead Arranger and Sole Book Manager (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement.

R E C I T A L S

WHEREAS, Parent Borrower, Agent, and Lenders have agreed to amend the loan arrangement to, among other items: (i) increase the Total Commitment amount to $30,000,000.00 in connection with the addition as a Collateral Property the property known as “Plaza 25” located at 8100, 8200 & 8300 E. Maplewood Ave., Greenwood Village, Arapahoe County, Colorado owned (or to be owned) by CIO Plaza 25, Limited Partnership, a Delaware limited partnership (“Subsidiary Borrower”; Subsidiary Borrower, together with Parent Borrower, shall be collectively referred to as “Borrower”); (ii) increase the Maximum Leverage Ratio as more particularly set forth herein; and (iii) amend the definition of Liquidity.

NOW, THEREFORE, in consideration of the recitals herein and mutual covenants and agreements contained herein, the parties hereto hereby covenant and agree as follows:

1. The definition of “Capitalization Rate” is hereby deleted in its entirety and replaced with the following:

“Capitalization Rate. Seven and seventy-five one hundredths percent (7.75%).”

2. The definition of “Liquidity” is hereby deleted in its entirety and replaced with the following:

“Liquidity. The aggregate of, from time to time, (i) Unrestricted Cash and Cash Equivalents, (ii) marketable securities acceptable to the Agent in its reasonable discretion, and (iii) the additional amounts (in excess of the amounts then outstanding) available to be borrowed under this Agreement from time to time.”

3. The definition of “Revolving Credit Loan or Loans” is hereby amended by deleting the reference to “$15,000,000” and replacing such reference with a reference to “$30,000,000”.

4. The definition of “Total Commitment” is hereby amended by deleting the reference to “Fifteen Million and No/100 Dollars ($15,000,000.00)” and replacing such reference with a reference to “Thirty Million and No/100 Dollars ($30,000,000.00)”.

5. The definition of “Value” is hereby deleted in its entirety and replaced with the following:

“Value: The sum of the following: (a) for each Collateral Property, the Appraised Value, and (b) (i) for all other Real Estate other than the Cherry Creek Property, the Guarantor’s pro rata share of Net Operating Income from each real property owned, divided by the Capitalization Rate, (ii) with respect to the Cherry Creek Property, the $72,500,000.00 “as is” value pursuant to the Colliers Appraisal; such “as is” value is subject to increase or decrease in accordance with §5.2(a), provided further that in the event that any appraisal for the Cherry Creek Property other than the Colliers Appraisal is hereafter prepared from time to time for or on behalf of Borrower, including without limitation, for Guggenheim Commercial Real Estate Finance, LLC, or any lending institution proposing financing to Borrower (the “Updated Cherry Creek Appraisal”), Borrower shall provide to Agent a copy of the Updated Cherry Creek Appraisal within five (5) business days of its receipt of the same, and Agent may, in its sole discretion, utilize the “as is” value contained within the Updated Cherry Creek Appraisal for purposes of calculating Total Asset Value. Net Operating Income from Real Estate no longer owned at the end of the fiscal quarter in question shall be excluded when calculating Value.”

6. The following definitions are hereby added to Section 1.1 of the Credit Agreement:

“Cherry Creek Property. The Real Estate located at 700 and 710 South Ash Street and 4300 Cherry Creek Drive South, Glendale, Colorado 80246.”

“Colliers Appraisal. That certain Appraisal regarding the Cherry Creek Property prepared by Colliers International Valuation & Advisory Services for Guggenheim Commercial Real Estate Finance, LLC dated as of March 4, 2014.”

7. Section 9.1 of the Credit Agreement is hereby amended by deleting the reference to “sixty percent (60%)” and replacing such reference with “sixty-five percent (65%)”.

8. Schedule 1.1 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1 attached hereto. Effective upon its execution hereof, KeyBank National Association agrees to increase its Commitment to Thirty Million Dollars ($30,000,000.00).

9. On or prior to the execution of this First Amendment, Borrower shall pay to Agent all reasonable costs and expenses of Agent in connection with this First Amendment, including, without limitation, reasonable legal fees and expenses incurred by Agent.

10. Wherever located, all references in the Credit Agreement or the other Loan Documents to the term “Credit Agreement” shall mean the Credit Agreement as amended by this First Amendment to Credit Agreement.

11. Borrower acknowledges, confirms and agrees that Borrower does not have any offsets, defenses, claims or counterclaims against Agent or any Lender with respect to any of the Borrower’s liabilities and obligations to Agent and the Lenders pursuant to any Loan Documents and to the extent the Borrower has or has ever had any such offsets, defenses or counterclaims, the Borrower hereby specifically WAIVES and RELEASES any and all rights to such offsets, defenses, claims or counterclaims.

12. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect and the Borrower hereby represents and warrants that all warranties, representations and covenants contained therein, or otherwise made by or on behalf of Borrower to Agent in writing in connection therewith or after the date thereof, are true and correct in all material respects as of the date hereof (unless such representations and warranties are limited by their terms to a specific date), other than for changes in the ordinary course of business permitted by the Credit Agreement.

13. This First Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this First Amendment. Borrower hereby acknowledges and agrees that all of the terms and conditions of the Credit Agreement shall remain in full force and effect except as expressly provided in this First Amendment. Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Loan Document shall be to the Credit Agreement as amended by this First Amendment.

14. Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

15. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[END OF TEXT. SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the undersigned has caused this First Amendment to be executed by its duly authorized representatives as of the date first set forth above.

PARENT BORROWER:

CITY OFFICE REIT OPERATING PARTNERSHIP, L.P., a Maryland limited partnership

By:	City Office REIT, Inc., a Maryland corporation, its general partner

	By:	/s/ Anthony Maretic
	Name:	Anthony Maretic
	Title:	CFO, Secretary and Treasurer

SUBSIDIARY BORROWER:

CIO PLAZA 25, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	CIO Plaza 25 GP, LLC, a Delaware limited liability company, its sole General Partner

	By:	/s/ Anthony Maretic
	Name:	Anthony Maretic
	Title:	CFO, Secretary and Treasurer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to First Amendment to Credit Agreement]

SUBSIDIARY GUARANTOR:

CENTRAL FAIRWINDS LIMITED PARTNERSHIP, a Florida limited partnership

By:	Central Fairwinds GP Corporation, a Florida corporation, its general partner

	By:	/s/ Ryan Chan
	Name:	Ryan Chan
	Title:	Treasurer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to First Amendment to Credit Agreement]

AGENT AND LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

SCHEDULE 1.1

LENDERS AND COMMITMENTS

Name and Address	Commitment	Commitment Percentage
KeyBank National Association 225 Franklin Street Boston, Massachusetts 02110 Attention: Telephone: Facsimile:	$30,000,000	100%
LIBOR Lending Office: Same as Above
Domestic Lending Office: Same as Above

[Schedule 1.1]